                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                      June 10, 2002
                                             -----------------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-10786                13-3032158
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                 63005
------------------------------------------------              ----------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number,
including area code                                       (636) 530-8000
                                             -----------------------------------

Item 4. Changes in Registrant's Certifying Accountant.

         On June 10, 2002, the Board of Directors of Insituform Technologies, Inc. ("Insituform"), based on the recommendation of its Audit Committee, authorized the dismissal of Arthur Andersen LLP ("Andersen") as Insituform's independent public accountants and authorized the engagement of PricewaterhouseCoopers LLP ("PWC") to serve as Insituform's independent public accountants for the 2002 fiscal year.

         Andersen's reports on Insituform's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Insituform's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Insituform provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 10, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, Insituform did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Insituform's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INSITUFORM TECHNOLOGIES, INC.


                                 By: /s/ Joseph A. White
                                     -------------------------------------------
                                     Joseph A. White
                                     Vice President and Chief Financial Officer

Date: June 10, 2002

                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit            Description
   -------            -----------

      1               Not applicable.
      2               Not applicable.
      4               Not applicable.
      16              Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated June 10, 2002.
      17              Not applicable.
      20              Not applicable.
      23              Not applicable.
      24              Not applicable.